UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 4, 2006


                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          COLORADO                   0-15224                   84-0969445
          --------                   -------                   ----------
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)          Identification Number)


7334 So. Alton Way, Suite F, Centennial, Colorado                 80112
-------------------------------------------------                 -----
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (303)267-0111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

     On December 4, 2006, Advance Display Technologies, Inc. (the "Company") announced the appointment of James P. Martindale as the Company's Vice President of Manufacturing.

     Mr. Martindale's most recent position was Senior Director, New Business Development at InFocus Digital Media. He was responsible for developing and executing new business strategies leveraging InFocus' software, hardware and service assets to offer digital-media solutions to the education, corporate, and digital advertising markets. In addition to his business development role, Mr. Martindale also held senior positions in Service, Application Engineering, and Technical Sales since joining InFocus in 1999. Jim Martindale also brings extensive international manufacturing experience to ADTI from his 19 plus years at Hewlett-Packard Co. where he held positions from Mechanical Engineer, to Manufacturing Development Manager for HP's Specialty Printing Systems.

     Mr. Martindale will earn a salary of $150,000 per annum and may be eligible for additional incentive based compensation in the future. There are no other agreements or understandings in place at this time concerning his compensation by the Company.

Item 9.01 Financial Statements And Exhibits

     (a) Financial Statements of businesses acquired. Not applicable.

     (b) Pro Forma Financial Information. Not applicable.

     (c) Shell Company Transactions. Not Applicable

     (d) Exhibits.


               99.1 Press Release, dated December 4, 2006, announcing the appointment.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ADVANCE DISPLAY TECHNOLOGIES, INC.
                                              ----------------------------------
                                                        (Registrant)

Date  December 5, 2006
                                              By: /s/ Matthew W. Shankle
                                              --------------------------
                                              Matthew W. Shankle, President